                                                                 Exhibit (a)(3)
                       NOTICE OF GUARANTEED DELIVERY FOR
                            TENDER OF COMMON SHARES
                                       OF

                        ARDEN INDUSTRIAL PRODUCTS, INC.

     This form or one substantially equivalent hereto must be used to accept the Offer (as defined in the Offer to Purchase) if certificates for common shares, par value $.01 per share, of Arden Industrial Products, Inc., a Minnesota corporation (the "Company"), are not immediately available, if the certificates and all other required documents cannot be delivered to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase), or if the procedures for book-entry transfer cannot be completed on a timely basis. Such form may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary, and must include a guarantee by an Eligible Institution. See
Section 3 of the Offer to Purchase.

                                The Depositary:

                               NATIONAL CITY BANK

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
By Mail:                          By Facsimile Transmission   By Hand or Overnight Delivery:
                                 (for Eligible Institutions
                                           only):
National City Bank, Depositary       Fax: (216) 476-8367      National City Bank, Depositary
P.O. Box 94720                                                  Corporate Trust Operations
Cleveland, Ohio 44101-4720                                      Third Floor -- North Annex
(800) 622-6757                                                    4100 West 150th Street
(SHAREHOLDER QUESTIONS)                                         Cleveland, Ohio 44135-1385
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                         Confirm Facsimile Transmission
                                 by Telephone:
                                 (216) 476-8049

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED IN THE OFFER TO PURCHASE) UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a bank or trust company having an office or correspondent in the United States, guarantees
(a) that the above named person(s) has a "net long position" in the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and (b) delivery to the Depositary, at one of its addresses set forth above, of certificates representing the Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's account at the Depository Trust Company ("Depository Institution"), in each case with delivery of a properly completed and duly executed Letter of Transmittal (or a facsimile copy thereof), and any other documents required by the Letter of Transmittal, within three (3) NASDAQ Stock Market trading days of the date hereof.

                                            ------------------------------------
                                                        Name of Firm

                                            ------------------------------------
                                                   (Authorized Signature)

                                            ------------------------------------
                                                          Address

                                            ------------------------------------
                                                           Title

                                            ------------------------------------
                                                         (Zip Code)

                                            ------------------------------------
                                                Name (Please Type or Print)

                                            ------------------------------------
                                                   Area Code and Tel. No.

Dated  ____________________________ , 1997

NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to P O Acquisition Corporation, a Minnesota corporation and a wholly owned subsidiary of Park-Ohio Industries, Inc., an Ohio corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated June 26, 1997 and the related Letter of Transmittal, receipt of which are hereby acknowledged, the number of common shares of Arden Industrial Products, Inc., par value $.01 per share (the "Shares"), shown in the Box below pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.
               Shares

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
Certificate Nos. for Shares                     Name(s) of Record Holder(s)
(if available)___________________________
                                                ____________________________________________
_________________________________________
                                                _____________________________________________
                                                           (Please Type or Print)


If Shares will be tendered by book-entry        Address(es)_________________________________
transfer:
                                                ____________________________________________
                                                                                  (Zip Code)
Depository Trust Company
Account Number____________________________      Area Code and Tel. No._______________________

                                                _____________________________________________

                                                Signature(s)________________________________

                                                ____________________________________________

                                                Dated_________________________________, 1997

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             THE GUARANTEE ON THE PREVIOUS PAGE MUST BE COMPLETED.